SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No._____)

[_X_]	Filed by Registrant
[___]	Filed by a Party other than the Registrant

Check the appropriate box:
[___]	Preliminary Proxy Statement
[___]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_X_]	Definitive Proxy Statement
[___]	Definitive Additional Materials
[___]	Soliciting Material under Rule 14a-12

C/Funds Group, Inc. Name of the Registrant as Specified in Its Charter
____________________________________________________________ (Name of Person(s) Filing Proxy Statement if other than the Registrant

Payment of Filing Fee (Check the appropriate box):
[_X_]	No fee required.
[___]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  Title of each class of securities to which transaction applies:
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  Aggregate number of securities to which transaction applies:
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  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  __________________________________________________
  Proposed maximum aggregate value of transaction:
  __________________________________________________
  Total fee paid:
  __________________________________________________

[___]	Fee paid previously with preliminary materials.
[___]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

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Notice Of Annual Meeting Of Shareholders
And 2005 Proxy Statement
of
C/Funds Group, Inc.

Dated: March 21, 2005

The Annual Meeting of Shareholders of C/Funds Group, Inc. (the "Company"), has been scheduled to be held on Monday, April 11, 2005 at 10:30 a.m. at Caldwell Trust Company, 201 Center Road, Suite Two, Venice, Florida just east of the intersection of Business Bypass 41 and Center Road.

All fund series shareholders are urged to attend the Meeting of Shareholders either in person or by proxy in order to vote their shares on all matters to come before the meeting. Business to be transacted and the purposes of the meeting are:

  Election of directors,
  Ratification of independent auditor selection,
  Ratification of investment advisory contract renewals, and
  Any other business as may properly come before the meeting.

Shareholders of record at the close of business on February 25, 2005, in all fund series are entitled to vote at the meeting. A quorum of all series fund shareholders must be present either in person or by proxy in order to transact corporation business at the meeting. For matters affecting only a single fund series, a quorum of shareholders of the respective fund series must be present in person or by proxy in order to vote on those matters relating only to that particular fund series. The number of shares you are entitled to vote that were shown to be held by you on the record date and name of fund series is printed for your convenience on the enclosed proxy. As of the record date, the total numbers of shares outstanding for each fund series were:

Fund	Outstanding Shares
C/Fund	258,678
C/Growth Stock	118,107
C/Government	236,415
C/Community Association Reserve	47,447
Total	660,647

In order to hold proxy solicitation costs to a minimum and obtain a quorum to convene the meeting date, your prompt response is earnestly requested. A signed Blue Proxy Form must be received by the Company in time to vote at the meeting on Monday, April 11, 2005, at 10:30 a.m. The most recent Annual Report is enclosed. Additional Annual Reports can be obtained without charge upon request by contacting the Fund at the address and/or phone number listed at the end of this notice.

The enclosed proxy is solicited on behalf of the Board of Directors.
Management recommends a vote For all proposals and requests that you

Please Sign, Date, And Return The Enclosed Blue Proxy
By Mail Immediately, Using The Prepaid Envelope Provided.

Directors

Nominees for directors to serve for the next year and information about them are listed below. All nominees presently serve as members of the Board of Directors and each served fro the last calendar year, except Mr. Woods. Since the last Annual Meeting of Shareholders, Emmett V. Weber resigned from the Board of Directors and he has the gratitude of Management and his fellow Directors for his years of service. The remaining Directors unanimously nominated and approved the addition of James R. Woods as Director to serve the remaining term of Mr. Weber. Three meetings of the Board of Directors were held in 2004 and all directors, during their periods of service, attended all meetings.

Director Nominee Personal and Professional Information

Name, Age, and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Com- plex Overseen by Director	Other Director- ships Held
Non-Interested Directors
William L. Adams, 55 7339 Hawkins Road Sarasota, FL 34241	Director	Term: 1 yr. Service: 3.6 yrs.	Retired. Formerly Branch Manager, Sarasota Office, Vanguard Capital, San Diego, CA (a NASD-registered broker-dealer) and conductor of a general securities business.	N/A	None
D. Bruce Chittock, 70 19625 Cats Den Road Chagrin Falls, OH 44023	Chairman, Board of Directors	Term: 1 yr. Service: 7.7 yrs.	Retired. Formerly Industrial Engineer, Equipment for Industry, Inc., Cleveland, OH.	N/A	None
James R. Woods, Ph.D. 609 Madrid Avenue Venice, FL 34285	Director	Term: 1 yr. Service: 0.1 yrs.	Retired. Formerly: President, Bon Secours Venice Hospital Foundation; Campus Executive Officer, Manatee Community College, Venice, FL; Dean of Academic Affairs, Hillsborough Community College, Brandon Campus, Tampa, FL.	N/A	None
Interested Directors
(1)(2)Roland G. Caldwell, Jr., 38 3320 Hardee Drive Venice, FL 34292	Director, President	Term: Director, 1 yr.; Officer, N/A Service: 12.1 yrs.	Officer, Trust Companies of America, Inc., now Pres.; Officer, Caldwell Trust Co., now Pres., and Senior Trust Officer; Officer, Omnivest Research Corp., now Pres.	N/A	None
(1)(2)Deborah C. Pecheux, 48 1911 Oakhurst Parkway Sugarland, TX 77479	Director	Term: 1 yr. Service: 12.2 yrs.	VP CareVu Corporation (claim management and electronic services software company).	N/A	None
Other Non-Interested Personnel
Lyn B. Braswell, 53 1393 Mustang Street Nokomis, FL 34275	Secretary, Fund Admin- istrator	Term: N/A Service: 10.9 yrs.	C/Funds Group, Inc.; Caldwell Trust Co., Asst. Trust Officer; Trust Companies of America, Inc.	N/A	None

(1) Interested persons under the 1940 Act.
(2) Mr. Caldwell and Ms. Pecheux are siblings.

Director Nominee Beneficial Interests

Ownership in the Funds (1)
Director	Dollar Range of as of Record Date 02/25/05		Aggregate Dollar Range of Equity Securities in All Registered Invest- ment Companies Overseen by Director in Family of Investment Companies
William L. Adams	C/Fund	$10,001 -- $50,000	N/A
	C/Growth Stock Fund	$1 -- $10,000	N/A
Roland G. Caldwell, Jr.	C/Fund	$1 -- $10,000	N/A
	C/Growth Stock Fund	$1 -- $10,000
D. Bruce Chittock	C/Fund	$50,001 -- $100,000	N/A
	C/Growth Stock Fund	$10,001 -- $50,000
Deborah C. Pecheux	C/Fund	$10,001 -- $50,000	N/A
	C/Growth Stock Fund	$10,001 -- $50,000

(1) The directors as a group own 2.2% of the total assets of the funds.

Ownership of Related Companies (by Non-Interested Directors)
Director Name	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
William L. Adams	William L. and Helene Adams, Joint with Spouse	Trust Companies of America, Inc. (1)	Common	$31,737.00	0.28%
D. Bruce Chittock	D. Bruce and Geraldine Chittock, Joint with Spouse	Trust Companies of America, Inc. (1)	Common	$101,562.00	0.90%
Emmett V. Weber	Emmett V. Weber, Self	Trust Companies of America, Inc. (1)	Common	$166,015.00	1.47%

(1) Trust Companies of America, Inc. is the 100% owner of Omnivest Research Corporation, the Company's investment advisor.

Director Nominee Compensation

Interested directors receive no compensation from the Company. Any compensation paid to members of the Caldwell Family comes from Trust Companies of America, Inc. (the 100% owner of Omnivest Research Corporation, the Company's investment adviser), or one or more of its subsidiaries. Non-Interested directors receive compensation from the Company at the rate of $5,000 as an annual fee plus $100 per meeting attended. The Company has no retirement plan. Non-interested directors received the following compensation in calendar year 2004.

Name of Non-Interested Director	Aggregate Compensation From Each Fund				From Company and Funds Paid to Directors
	C/Fund	C/Growth Stock	C/Government	C/Community Association Reserve
William L. Adams	$3,281.82	$1,077.71	$781.58	$158.89	$5,300.00
D. Bruce Chittock	$3,281.82	$1,077.71	$781.58	$158.89	$5,300.00
Emmett V. Weber	$3,281.82	$1,077.71	$781.58	$158.89	$5,300.00

Independent Auditors

The Board of Directors, including all non-interested directors, recommends the CPA firm of Gregory, Sharer & Stuart, P.A. to serve as independent accountants for the Company for the fiscal year ending December 31, 2005. This firm has acted as auditors for the Company for the fiscal years ended December 31, 2003 and 2004. Gregory, Sharer & Stuart, P.A. was selected based upon the skill and expertise of the firm.

Principal Accountant Fees and Services
Year	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
				Self-Custody Exam	Transfer Agent Exam
2004	$22,480	N/A	$1,020	$3,000	$4,000
2003	$22,480	N/A	$1,020	$3,000	$4,000

"Audit Fees" paid are for performance of the audit of the Fund's financial statements. "Tax Fees" paid are for preparation of the Fund's tax return. "All Other Fees" paid are for performance of the Fund's Self-Custody Examinations required under Rule 17-f-2 of the Investment Company Act of 1940 and its Transfer Agent Examination required under rule 17Ad-13(a)(3) of the Exchange Act of 1934.

The Fund's audit committee has not adopted "pre-approval policies and procedures" for the provision of "non-audit services," as those terms are used in Regulation S-X Rule 2-01, as the Fund does not receive such services from Gregory, Sharer & Stuart, P.A.

Investment Advisor

Omnivest Research Corporation ("ORC"), a Florida Corporation located at 201 Center Road, Suite Two, Venice, FL 34285, has served as the Company's Investment Advisor. ORC, from inception through July, 1995, was wholly owned by Roland G. Caldwell and his Family. In July 1995, control of ORC was transferred to Trust Companies of America, Inc. ("TCA") located at 201 Center Road, Suite Two, Venice, FL 34285. TCA is a private Florida corporation that remains under the voting control of Roland G. Caldwell and his Family. The executive officer and directors of ORC are:

Name	Position	Occupation	Address
R. G. "Kelly" Caldwell, Jr.	President and Director	President, Omnivest Research Corporation, Caldwell Trust Company, and Trust Companies of America, Inc.	3320 Hardee Dr., Venice, FL 34292
Roland G. Caldwell	Director	CEO, Trust Companies of America, Inc.	4910 Lemon Bay Dr., Venice, FL 34293
Jack F. Meyerhoff	Director	Retired, Brunswick Corporation.	20 Inlets Blvd., Nokomis, FL 34275

The investment advisory contracts between ORC and each of the Company's fund series have terms of one year running from May 1 through the following April 30. Under these contracts, ORC receives a fee for management of each fund series calculated and paid pro-rata monthly as a percent of daily net assets of each fund, those rates being 1% for C/Fund and C/Growth Stock Fund and 0.5% for C/Government Fund and C/Community Association Reserve Fund. These contracts are approved as required by the Board of Directors and are terminable upon 30 days written notice, one party to the other. During the last calendar year, the fees paid to ORC for such services totaled $72,201. In addition to providing all administrative services to the funds, ORC also provides staff, office space, and the principal office for the conduct of business.

The Board of Directors recommends renewal of the investment advisory contract between the Company and Omnivest Research Corporation for each fund for the coming year. In making its recommendation, the Board of Directors considered a number of factors, including, but not limited to, the following:

  The nature and quality of the services provided by the Advisor;
  The capability of the Advisor to provide those services;
  The reasonableness of the compensation payable to the Advisor;
  The Funds' performance;
  Each Fund's expense ratio; and
  Comparative information on fees and expenses of similar mutual funds.

Based upon its review, the Board concluded that the Advisor has the ability to manage the Funds effectively. Further, the Board concluded that based on the services the Advisor renders under the investment advisory contract, the compensation that would be paid to the Advisor is fair and reasonable. Thus, the Board of Directors concluded that it is in the best interests of the Funds that the investment advisory contract with the Advisor be renewed.

Other Information

Committees

The Board of Directors has a standing audit committee whose members are William L. Adams, D. Bruce Chittock, and Deborah C. Pecheux, with Messrs. Adams and Chittock being Non-interested Directors. These members provide the Company's independent auditors with access to information regarding the Funds and their operations outside of the auspices of Management. Not less than annually, the committee members meet with those auditors on a formal basis. On an ongoing basis, they are available to the auditors for any access needed or requested. Monthly, the members receive reports of Fund holdings and brokerage transactions for review. At each Board meeting, normally four per year, they review the Funds' financial reports. Annually, they provide a report of their findings and assessments at the Annual Meeting of Shareholders. During the last fiscal year, there was one meeting of the audit committee. All of the members were present for the meeting. The Board of Directors of the Company has adopted a written charter for the audit committee.

The Board of Directors does not currently have a standing nominating committee or a committee performing similar functions. The Board does not believe that is necessary to have a separate nominating committee at this time, given the small size of the Company and of the Board, and the fact that the majority of the Board's members are non-interested. Currently, all board members participate in the consideration of board nominees. If the Board of Directors should consider establishing a nominating committee in the future, it would determine, among other things, whether to prepare a written committee charter, establish the process for identifying and evaluating nominees including Shareholder recommendations, specify minimum nominee qualifications, and establish a process for Shareholders to send communications to the Board of Trustees.

Communication

The Board of Directors does not currently have a formal procedure for Shareholders to communicate with the Board. The Board does not believe that it is necessary to formalize this process as both the number of shareholders and the size of the Company are small and it would not be difficult for an individual shareholder to direct correspondence to the members of the Board. Should such communications reach a volume that the Board deems requires management, the Board will consider establishing a process.

Other Contracts

Since February 17, 1987, C/Data Systems and its predecessors have leased "C/MFAS," its computer software for mutual funds under contract to the Company. Terms of the contract currently requires payment to C/Data Systems of a monthly lease in the amount of $500, which contract is cancelable by the Company at anytime on 30 days written notice. C/Data Systems became an operating division of Trust Companies of America, Inc., in July 1995.

Brokerage Allocations

The Company's policy is to allocate brokerage business to the best advantage and benefit of its shareholders. The President of C/Funds Group, Inc. and its Investment Advisor are responsible for directing all transactions through brokerage firms of its choice. All securities transactions are made so as to obtain the most efficient execution at the lowest transaction cost.

At the end of 1999, the Company began using a direct electronic link to an institutional broker that charges $.03 per share for most equity trades and that does not provide the Company with research services. In calendar year 2004, of the total $2,380 paid in commissions, $2,353 were to that institutional broker, Robinson-Humphries.

Signed:

/s/ Lyn B. Braswell

Secretary

C/Funds Group, Inc.
201 Center Road, Suite Two
Venice, FL 34285
941-488-6772 ~ 800-338-9477

CFI

Proxy

Know All Men By These Presents: That the undersigned hereby constitutes and appoints Edrise L. Sievers and Daniel B. Williams, together and separately, with power of substitution, attorney and agent for and in behalf of the undersigned to vote as proxy at the Annual Meeting of Shareholders of the C/FUND series of C/Funds Group, Inc. to be held at Caldwell Trust Company at 201 Center Road, Suite Two, in Venice, Florida on Monday, April 11, 2005 at 10:30 a.m. and at any adjournment or adjournments thereof, according to the number of whole shares that the undersigned would be entitled to vote if then personally present, upon the matters and proposals set forth in the Proxy Statement and Notice of said meeting.

This Proxy is solicited on behalf of the Board of Directors of C/Funds Group, Inc. Management recommends a vote FOR all proposals. Any proposal vote left blank on a signed form will be considered a vote FOR that proposal. The undersigned agrees that said proxy may vote all shares:

For	Against	Abstain
[___]	[___]	[___]	(1)	Election of D. Bruce Chittock, R. G. "Kelly" Caldwell, Jr., William L. Adams, Deborah C. Pecheux, and James R. Woods as directors.
				[You may withhold authority to vote for any nominee by lining through the name of any nominee as listed here.]
[___]	[___]	[___]	(2)	Appointment of the firm Gregory, Sharer & Stuart, P.A. as the independent public accountants.
[___]	[___]	[___]	(3)	Renewal of investment advisory contract.
[___]	[___]	[___]	(4)	Any other items that may come before the meeting.

______________________________________________________

______________________________________________________
Signature of Owner(s)

______________________________________________________
Date

Fund:
Account Number:
Number of Shares:
Account Owner:
Account Description:
Address:

If your account requires two signatures, two authorized signatures must appear on this proxy.
Please return this form to C/Funds Group, Inc., 201 Center Rd., Suite Two, Venice, FL 34285

STK

Proxy

Know All Men By These Presents: That the undersigned hereby constitutes and appoints Edrise L. Sievers and Daniel B. Williams, together and separately, with power of substitution, attorney and agent for and in behalf of the undersigned to vote as proxy at the Annual Meeting of Shareholders of the C/GROWTH STOCK FUND series of C/Funds Group, Inc. to be held at Caldwell Trust Company at 201 Center Road, Suite Two, in Venice, Florida on Monday, April 11, 2005 at 10:30 a.m. and at any adjournment or adjournments thereof, according to the number of whole shares that the undersigned would be entitled to vote if then personally present, upon the matters and proposals set forth in the Proxy Statement and Notice of said meeting.

This Proxy is solicited on behalf of the Board of Directors of C/Funds Group, Inc. Management recommends a vote FOR all proposals. Any proposal vote left blank on a signed form will be considered a vote FOR that proposal. The undersigned agrees that said proxy may vote all shares:

For	Against	Abstain
[___]	[___]	[___]	(1)	Election of D. Bruce Chittock, R. G. "Kelly" Caldwell, Jr., William L. Adams, Deborah C. Pecheux, and James R. Woods as directors.
				[You may withhold authority to vote for any nominee by lining through the name of any nominee as listed here.]
[___]	[___]	[___]	(2)	Appointment of the firm Gregory, Sharer & Stuart, P.A. as the independent public accountants.
[___]	[___]	[___]	(3)	Renewal of investment advisory contract.
[___]	[___]	[___]	(4)	Any other items that may come before the meeting.

______________________________________________________

______________________________________________________
Signature of Owner(s)

______________________________________________________
Date

Fund:
Account Number:
Number of Shares:
Account Owner:
Account Description:
Address:

If your account requires two signatures, two authorized signatures must appear on this proxy.
Please return this form to C/Funds Group, Inc., 201 Center Rd., Suite Two, Venice, FL 34285

GOV

Proxy

Know All Men By These Presents: That the undersigned hereby constitutes and appoints Edrise L. Sievers and Daniel B. Williams, together and separately, with power of substitution, attorney and agent for and in behalf of the undersigned to vote as proxy at the Annual Meeting of Shareholders of the C/GOVERNMENT FUND series of C/Funds Group, Inc. to be held at Caldwell Trust Company at 201 Center Road, Suite Two, in Venice, Florida on Monday, April 11, 2005 at 10:30 a.m. and at any adjournment or adjournments thereof, according to the number of whole shares that the undersigned would be entitled to vote if then personally present, upon the matters and proposals set forth in the Proxy Statement and Notice of said meeting.

This Proxy is solicited on behalf of the Board of Directors of C/Funds Group, Inc. Management recommends a vote FOR all proposals. Any proposal vote left blank on a signed form will be considered a vote FOR that proposal. The undersigned agrees that said proxy may vote all shares:

For	Against	Abstain
[___]	[___]	[___]	(1)	Election of D. Bruce Chittock, R. G. "Kelly" Caldwell, Jr., William L. Adams, Deborah C. Pecheux, and James R. Woods as directors.
				[You may withhold authority to vote for any nominee by lining through the name of any nominee as listed here.]
[___]	[___]	[___]	(2)	Appointment of the firm Gregory, Sharer & Stuart, P.A. as the independent public accountants.
[___]	[___]	[___]	(3)	Renewal of investment advisory contract.
[___]	[___]	[___]	(4)	Any other items that may come before the meeting.

______________________________________________________

______________________________________________________
Signature of Owner(s)

______________________________________________________
Date

Fund:
Account Number:
Number of Shares:
Account Owner:
Account Description:
Address:

If your account requires two signatures, two authorized signatures must appear on this proxy.
Please return this form to C/Funds Group, Inc., 201 Center Rd., Suite Two, Venice, FL 34285

CAR

Proxy

Know All Men By These Presents: That the undersigned hereby constitutes and appoints Edrise L. Sievers and Daniel B. Williams, together and separately, with power of substitution, attorney and agent for and in behalf of the undersigned to vote as proxy at the Annual Meeting of Shareholders of the C/COMMUNITY ASSOCIATION RESERVE FUND series of C/Funds Group, Inc. to be held at Caldwell Trust Company at 201 Center Road, Suite Two, in Venice, Florida on Monday, April 11, 2005 at 10:30 a.m. and at any adjournment or adjournments thereof, according to the number of whole shares that the undersigned would be entitled to vote if then personally present, upon the matters and proposals set forth in the Proxy Statement and Notice of said meeting.

This Proxy is solicited on behalf of the Board of Directors of C/Funds Group, Inc. Management recommends a vote FOR all proposals. Any proposal vote left blank on a signed form will be considered a vote FOR that proposal. The undersigned agrees that said proxy may vote all shares:

For	Against	Abstain
[___]	[___]	[___]	(1)	Election of D. Bruce Chittock, R. G. "Kelly" Caldwell, Jr., William L. Adams, Deborah C. Pecheux, and James R. Woods as directors.
				[You may withhold authority to vote for any nominee by lining through the name of any nominee as listed here.]
[___]	[___]	[___]	(2)	Appointment of the firm Gregory, Sharer & Stuart, P.A. as the independent public accountants.
[___]	[___]	[___]	(3)	Renewal of investment advisory contract.
[___]	[___]	[___]	(4)	Any other items that may come before the meeting.

______________________________________________________

______________________________________________________
Signature of Owner(s)

______________________________________________________
Date

Fund:
Account Number:
Number of Shares:
Account Owner:
Account Description:
Address:

If your account requires two signatures, two authorized signatures must appear on this proxy.
Please return this form to C/Funds Group, Inc., 201 Center Rd., Suite Two, Venice, FL 34285